                                                                   Exhibit 10.01

Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

                       DEVELOPMENT AGREEMENT NO.23-002-97

                        LONG DISTANCE [                 ]

         This Development Agreement is entered into on the 28TH day of APRIL,
1997 by and between U S WEST [                ] Inc., an Affiliate of U S WEST
Communications Group, Inc. which is a Colorado corporation, ("Licensee") and Carnegie Group, Inc., a Delaware corporation with a principal place of business at Five PPG Place, Pittsburgh, PA 15222 ("CGI").

                              ARTICLE 1 - RECITALS

         1.1 Licensee and CGI entered into a General License Agreement (the "GLA") on December 17, 1992 in which the parties committed to enter into a series of Artificial Intelligence ("AI") technology research, experimentation and development agreements ("Development Agreements") over a period beginning on the Effective Date, as defined in the GLA, and ending on the fourth anniversary of the Effective Date, and extended through mutual consent through July 1, 1997.

         1.2 Licensee and CGI now desire to enter into this Development Agreement pursuant to which the parties, as contemplated by the GLA, will commit to a project of specific research, experimentation and development as stated herein.

         NOW, THEREFORE, in consideration of the mutual covenants set forth in this Development Agreement, Licensee and CGI agree as follows:

                            ARTICLE 2 - DEFINITIONS

         2.1 Defined terms used in this Development Agreement shall have the meanings set forth in Article 2 of the GLA, unless different meanings are specifically set forth in this Development Agreement.

         2.2 "Project" means the specific research, experimentation and development which CGI will perform for Licensee under this Development Agreement.

         2.3 "Project Description" means a detailed written description of the Project, including but not limited to:

              (a)  any Deliverable Performance Specifications; and

              (b)  a listing which identifies and describes, as to the Project:

                   (i) any Deliverables intended to be created in the course of the Project; and

                   (ii) any Licensee Specific Technology intended to be created in the course of the Project; and

                   (iii) any Licensee Proprietary Information or Licensee
                         Confidential Information to be made available to CGI in the course of the Project; and

                   (iv) any Generic Research Technology intended to be created in the course of the Project.

         2.4 "Projected Cost" means that projected cost referred to in Article 9 of the GLA and set forth in Article 5 hereof.

         2.5 "Projected Date" means the projected date for completion of the Project agreed upon by the parties and set forth in Article 6 hereof, including any Agreed Completion Date.

                         ARTICLE 3 - EFFECT OF THE GLA

         For the purposes of this Development Agreement, the parties agree that
the Licensee shall be U S WEST [        ]. In all cases in this Development
Agreement and in the GLA as it relates to this Development Agreement, the word
"Licensee" shall refer exclusively to U S WEST [        ]. U S WEST [        ]
(Licensee) designates U S WEST Communications, Information Technologies, as its Project Coordinator and to act as Licensee's principal interface with CGI under this Development Agreement. Licensee may change its Project Coordinator upon written notice to CGI.

         This Development Agreement is subject in all respects to the terms and conditions of the GLA. Ownership of Generic Research Technology and all
Deliverables developed hereunder are vested in U S WEST [        ] in accordance
with Article 3.3 of the GLA and the payment of ALLIANCE rates by Licensee to CGI as provided in Exhibit 2, attached hereto and defined in the GLA.

         Pursuant to Article 3.5 of the GLA, the Deliverables shall be works made for hire and CGI hereby assigns to Licensee all right, title and interest including rights to copyrights in all copyrightable material and to any patents which may issue thereon.

                        ARTICLE 4 - PROJECT DESCRIPTION

         4.1 The Project Description is set forth in Exhibit 1 attached hereto.

         4.2 CGI shall use its best efforts to complete the Project in accordance with the Project Description. Except for the warranties set forth in
Article 8 of the GLA regarding any Deliverable Performance Specifications set forth in Exhibit 1 of this Development Agreement, CGI hereby disclaims any express or implied warranty that all or any portion of the Project intended to be created or developed pursuant to this Development Agreement will perform in accordance with the Project Description or any other criteria.

                      ARTICLE 5 - PROJECTED COST; PAYMENT

         5.1 CGI's Projected Cost for the Project is [       ]. An itemized
account of the Projected Cost including person-year rates applied as Alliance, Technology and/or Co-Development Rates as defined in the GLA is set forth in
Exhibit 2 attached hereto. Modifications to the Projected Cost (and any payments under Section 5.2) shall be governed by Sections 9.4 and 14.7 of the GLA.

         5.2 Licensee shall pay to CGI, in consideration for CGI's performance of its obligations under this Development Agreement, the sum of $ * in accordance with the payment schedule set forth in Article 5 of the GLA.

"*" REPRESENTS TIME AND MATERIAL COSTS IN ACCORDANCE WITH EXHIBIT 2 OF THIS DEVELOPMENT AGREEMENT WHICH SAID AMOUNT SHALL NOT EXCEED AMOUNT SPECIFIED IN
SECTION 5.1.

                           ARTICLE 6 - PROJECTED DATE

         6.1 The Agreed Completion Date for completion of the Project is
provided in Article 4 of the [                 ] ("[   ]") Proposal attached
hereto and made a part hereof. A time schedule listing projected dates for completion of interim stages of the Project is set forth in Exhibit 3 attached hereto.

         6.2 CGI shall use its best efforts to complete the Project by the Agreed Completion Date.

                 ARTICLE 7 - TERMS OF DELIVERY AND RISK OF LOSS

         7.1 CGI will deliver, at its expense, to Licensee any Deliverables and Licensee Specific Technology in accordance with the Exhibits hereto.

         7.2 CGI will bear the risk of loss or destruction of such Deliverables and Licensee Specific Technology until the delivery of such items to Licensee at the location designated by Licensee. For the purposes hereof, "delivery" shall mean physical delivery to a facility and successful installation of any software Deliverable, provided that Licensee has met assumptions and
dependencies related to such installation, as defined in the attached [   ]
Proposal.

                            ARTICLE 8 - INSTALLATION

         8.1 CGI will provide, at Licensee's request and expense, technical assistance to Licensee sufficient for the proper installation of Deliverables and Licensee Specific Technology in Licensee facilities. Such assistance may include, if deemed necessary by Licensee, the presence of one or more CGI employees at Licensee facilities to assist in such installation. Licensee will pay, in accordance with the GLA, travel, room and board expense incurred by such employees of CGI.

         8.2 Licensee will bear the risk of loss or destruction of the Deliverables, Licensee Specific Technology or any other items delivered to Licensee facilities upon delivery, as defined in Section 7.2 above.

                        ARTICLE 9 - OPERATIONAL TRAINING

         CGI will provide, in accordance with Article 6 of the GLA, adequate training to no more than 0 Licensee employees regarding the proper operation and use of Deliverables, Licensee Specific Technology and Generic Research Technology created in the course of the Project.

                            ARTICLE 10 - MAINTENANCE

         CGI will perform maintenance and repair services on Deliverables, Licensee Specific Technology and Generic Research Technology in accordance with the GLA.

                   ARTICLE 11 - MODIFICATIONS AND AMENDMENTS

         Any modifications to the Project or to this Development Agreement, including but not limited to modifications to the Project Description, the Projected Costs, or the Projected Date, to which the parties agree after the date of execution of the Development Agreement, will be evidenced by a written supplement to this Development Agreement executed by both parties.

                        ARTICLE 12 - DISPUTE RESOLUTION

         12.1 Any claim, controversy or dispute which arises between the parties, their agents, employees, officers, directors or affiliates ("Dispute") which the parties are unable to settle through consultation and negotiation may be mediated under the Commercial Mediation Rules of the American Arbitration Association ("AAA") by a mutually acceptable mediator. Any Dispute which cannot be resolved through negotiation or mediation shall be resolved by binding arbitration as provided in this Article. The arbitrability of claims shall be determined under the Federal Arbitration Act, 9 USC Secs. 1-15. Notwithstanding the foregoing, the parties may cancel or terminate this Agreement in accordance with its terms and conditions without being required to follow the procedures set forth in this Article.

         12.2 A single arbitrator engaged in the practice of law, who is knowledgeable about the subject matter of this Agreement and the matter in Dispute, shall conduct the arbitration under the rules of the AAA then in effect, except as otherwise provided herein. The arbitrator shall be selected in accordance with AAA procedures from a list of qualified people maintained by the AAA. The arbitration shall be conducted in Denver, Colorado, and all expedited procedures prescribed by the AAA rules shall apply. The laws of Colorado shall govern the construction and interpretation of this Agreement. The arbitrator's decision and award shall be final, conclusive and binding, and judgement may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

         12.3 Either party may request from the arbitrator injunctive relief to maintain the status quo until such time as the arbitration award is rendered or the Dispute is otherwise resolved. The arbitrator shall not have authority to award punitive damages. Each party shall bear its own costs and attorneys' fees, and the parties shall share equally the fees and expenses of the mediator and arbitrator.

         12.4 If any party files a judicial or administrative action asserting claims subject to arbitration, as prescribed herein, and another party successfully stays such action and/or compels arbitration of said claims, the party filing said action shall pay the other party's costs and expenses incurred in seeking such stay and/or compelling arbitration, including reasonable attorneys' fees.

         12.5 CGI agrees that in the event of any Dispute between the parties, it will continue to provide Purchases without interruption.

         12.6 CGI shall include in all contracts with its subcontractors provisions similar to those in this Article, requiring that all disputes in any way involving Licensee shall be settled by binding arbitration.

                            ARTICLE 13 - INTEGRATION

         This Development Agreement, the Exhibits attached hereto and the terms of the GLA set forth the entire and exclusive agreement and understanding of the parties relating to the subject matter contained herein, and supersede all prior and contemporary discussions. Neither party will be bound by any definition, condition, warranty or representation except as expressly set forth in this Development Agreement or the GLA or as subsequently set forth in writing signed by authorized representatives of each party.

IN WITNESS WHEREOF, Licensee and CGI have executed this Development Agreement in duplicate by their respective authorized representatives.

CARNEGIE GROUP, INC.                                  LICENSEE

By:      /s/ BRUCE RUSSELL                   By:      /s/ ILLEGIBLE
         -----------------------                      -------------------------
Title:   EVP/COO                             Title:   VP-OPS, USW[    ]
         -----------------------                      -------------------------
Date:    6/18/97                             Date:    6/13/97
         -----------------------                      -------------------------

U S WEST Communications,                      U S WEST Business Resources, Inc.
Information Technologies                      Acting as Agent for:   LICENSEE
initials for approval:
                       ========
                                        By:      /s/ MARIAN K. ROTHBUN
                                                 -----------------------------
                                        Title:   Contract Agent
                                                 -----------------------------
                                        Date:    6/13/97
                                                 -----------------------------

                                   EXHIBIT 1

                              PROJECT DESCRIPTION

For the purposes of this Development Agreement, the parties agree that the
Licensee shall be U S WEST [        ]. In all cases in this Development
Agreement and in the GLA as it relates to this Development Agreement, the word
"Licensee" shall refer exclusively to U S WEST [        ]. U S WEST [        ]
(Licensee) designates U S WEST Communications, Information Technologies, as its Project Coordinator and to act as Licensee's principal interface with CGI under this Development Agreement. Licensee may change its Project Coordinator upon written notice to CGI.

Reference Articles 1 through 3 of the attached [   ] Proposal submitted by
CGI to Licensee, dated May 1997, for a complete project description of the
[           ], including any Deliverable Performance Specifications. This
[   ] Proposal shall be included in its entirety as part of this Development
Agreement 23-002-97.

It is not intended by the parties that any Generic Research Technology be developed under this project.

Carnegie Group will develop the [                ] Deliverables without the use
of any pre-existing CGI technology.

                                   EXHIBIT 2

                                 PROJECTED COST

COST OVERVIEW

The total cost of the [                 ] work net of discounts is estimated at
[       ] based on expected time and material expenses. Little to no travel is anticipated for this project. Should travel be required, Licensee agrees to pay CGI travel expenses for all pre-approved trips.

Estimated costs for the project are provided below. Note that the Alliance, Volume and Facilities discounts are subtracted from the standard CGI time and materials costs.



ITEMIZATION OF COST ESTIMATE                                       AMOUNTS
------------------------------------------------------------------------------
Contract Engineering Costs (time and materials)                    [         ]
   [       ] Alliance Discount                                     [         ]
   [       ] Volume Discount                                       [         ]
   [       ] Facilities Discount                                   [         ]
------------------------------------------------------------------------------
Total Contract Engineering                                         [         ]
------------------------------------------------------------------------------
Travel Expenses                                                    0
------------------------------------------------------------------------------
      Total DA Estimate:                                           [         ]
------------------------------------------------------------------------------



o   The [      ] Alliance Discount given is standard based on the terms of the
    GLA.

o  [      ] of the [  ] Volume Discount given is standard based on the terms of
   the GLA. [      ] of the [  ] Volume Discount given is being extended in good faith based on the assumption that Licensee will continue the project after the initial August, 1997 Deliverable with the appropriate level of follow-on work for CGI in subsequent phases of the effort. This discount will not be rescinded if follow-on work is not received. Should Licensee terminate the engagement for convenience prior to completion of the project as set forth in this Development Agreement, CGI will have the option to recover from Licensee the value of the additional [ ] Volume Discount realized, based on CGI including such [ ] discount in project billings prior to such termination.

o The [ ] Facilities Discount given above is also being extended by CGI on a non-standard and good faith basis, as all development work hereunder will be provided on CGI premises and facilities. Should Licensee terminate the engagement prior to completion of the project as set forth in this Development Agreement, CGI will have the option to recover any unbilled revenues from Licensee based on including the [ ] Facilities discount in project billings earned but not yet billed prior to such termination.

o In accordance with Licensee project needs, CGI intends to purchase development licenses to Lotus Notes and the Domino Server for CGI's development staff. This cost will not be passed through to Licensee.

Estimated hours by skill category for the [                ] are as follows:



           CATEGORY                Number of People      Total Estimated Hours
------------------------------------------------------------------------------
Project Manager                            1                       [   ]
Principal Engineer/Analyst                 1                       [   ]
Sr. Engineer II                            1                       [   ]
Sr. Engineer I/Architect                   2                       [   ]
Engineer                                   2                       [   ]
Technical Writer                           1                       [   ]
------------------------------------------------------------------------------
          TOTAL PEOPLE / HOURS:            8                       [   ]
------------------------------------------------------------------------------




The estimated costs stated herein are contingent upon the precedents, dependencies, and assumptions set forth in this appropriate Assumptions section
of the [    ] Proposal dated May 1997 as submitted by CGI to Licensee.

Licensee may, at its discretion, terminate the engagement of Carnegie Group, Inc. by providing written notice to the CGI Project Manager. If such an eventuality occurs, all affected CGI resources working on this project under this Development Agreement 23-002-97 will be given a ramp down period of [ ] weeks to find other work. Upon completion of the [ ] week ramp down, Licensee will be obligated to pay CGI for the time and materials expended in the project up to and including the [ ] week ramp down.

                                   EXHIBIT 3

                                    SCHEDULE

The Schedule for the [   ] project is provided below. The Agreed Completion Date
is the scheduled date of the handoff of the [   ] by CGI to Licensee, August 19,
1997. Please refer to Article 4 of the attached [   ] Proposal submitted by CGI
to Licensee, dated May 1997, for the related Roles and Responsibilities, U S WEST Dependencies and Assumptions.

SCHEDULE



  ID      WBS                      Task Name                     Cal      Start      Finish       Predecessors
                                                                 Days
--------------------------------------------------------------------------------------------------------------
  1    1         [                 ]                             110       4/28/97     10/1/97
  2    1.1       PROJECT MANAGEMENT                              100       4/28/97     9/17/97
--------------------------------------------------------------------------------------------------------------
REQUIREMENTS AND ANALYSIS                                                             ESTIMATE:   [          ]
--------------------------------------------------------------------------------------------------------------
  3    1.2       PROJECT ORGANIZATION                             25       4/28/97      6/2/97
  4    1.2.1     Preliminary Architecture Review                  5        4/28/97      5/2/97
  5    1.2.2     Confirm Scope & Approach                         10        5/5/97     5/16/97         4
  6    1.2.3     Finalize Standards                               10        5/5/97     5/16/97         4
  7    1.2.4     Create SPMP                                      10       5/19/97      6/2/97         6
  8    1.3       QUALITY ACTIVITIES                               50       5/19/97     7/29/97         5
  9    1.3.1     Develop Configuration                            5        5/19/97     5/23/97         6
                 Management Plan
  10   1.3.2     Document Configuration                           5        5/27/97      6/2/97         9
                 Management Plan
  11   1.3.3     Develop QA Plan                                  5         6/3/97      6/9/97         10
  12   1.3.4     Document QA Plan                                 5        6/10/97     6/16/97         11
  13   1.3.5     Develop Acceptance Test Criteria                 5        6/24/97     6/30/97     32,12FS+5d
                 (CGI & [ ])
  14   1.3.6     Document Acceptance Test Criteria                5         7/1/97      7/8/97         13
  15   1.3.7     Develop Detailed Test Plan                       5         7/9/97     7/15/97       28,14
  16   1.3.8     Document Detailed Test Plan                      5        7/16/97     7/22/97         15
  17   1.3.9     QA Review and Signoff                            5        7/23/97     7/29/97    10,12,14,16
  18   1.4       DEVELOPMENT                                      10       5/27/97      6/9/97         36
                 ENVIRONMENT PREP (CGI)
  19   1.4.1     Setup Development Hardware                       3        5/27/97     5/29/97
  20   1.4.2     Test Development Hardware                        2        5/30/97      6/2/97         19
  21   1.4.3     Install Development Software                     3         6/3/97      6/5/97         20
  22   1.4.4     Test Development Software                        2         6/6/97      6/9/97         21

  23   1.4.5     Document Setup Procedures                        10       5/27/97      6/9/97        22FF
  24   1.4.6     Development Environment Support                  45       6/10/97     8/12/97         23
  25   1.5       ORIENTATION AND                                  5        6/17/97     6/23/97      5FS+20d
                 TRAINING
  26   1.5.1     Project Overview                                 1        6/17/97     6/17/97
  27   1.5.2     Third Party Software Training                    2        6/18/97     6/19/97       23,25
  28   1.5.3     Standards Training                               2        6/20/97     6/23/97        6,26
  29   1.6       USER REQUIREMENTS &                              20       5/19/97     6/16/97         5
                 ANALYSIS
  30   1.6.1     Define End User Use Cases                        10       5/19/97      6/2/97
  31   1.6.2     Define Administrative Use Cases                  10       5/19/97      6/2/97
  32   1.6.3     Define Data and Object Model                     5         6/3/97      6/9/97       29,30
  33   1.6.4     Document User Requirements &                     15       5/19/97      6/9/97        31FF
                 Analysis
  34   1.6.5     Requirements Review and Signoff                  5        6/10/97     6/16/97         32
  35   1.7       COMPLETE REQUIREMENTS                            0        6/16/97     6/16/97         33
--------------------------------------------------------------------------------------------------------------
ARCHITECTURE AND DESIGN                                                                ESTIMATE:   [         ]
--------------------------------------------------------------------------------------------------------------
  36   1.8       DEFINE APPLICATION                               20       5/19/97     6/16/97         5
                 ARCHITECTURE
  37   1.8.1     Tool Selection                                   5        5/19/97     5/23/97
  38   1.8.2     Define Tool Usage and                            5        5/27/97      6/2/97         36
                 Integration
  39   1.8.3     Define Processing Allocation                     5        5/27/97      6/2/97         36
  40   1.8.4     Arch for Performance and                         5        5/27/97      6/2/97         36
                 Volume
  41   1.8.5     Document Application Architecture                5         6/3/97      6/9/97         39
  42   1.8.6     Architecture Review and Signoff                  5        6/10/97     6/16/97         40
  43   1.9       Complete Architecture                            0        6/16/97     6/16/97         41
  44   1.10      KNOWLEDGE BASE                                   35       6/10/97     7/29/97         32
                 ACTIVITIES
  45   1.10.1    Preliminary Knowledge                            5        6/10/97     6/16/97
                 Acquisition
  46   1.10.2    KB Design                                        5        6/24/97     6/30/97      44FS+5d
  47   1.10.3    [          ] Knowledge Acquisition               5         7/1/97      7/8/97         45
  48   1.10.4    KB Population                                    5         7/9/97     7/15/97       46,53
  49   1.10.5    Document Knowledge Base                          5        7/16/97     7/22/97         47
  50   1.10.6    KB Review and Signoff                            5        7/23/97     7/29/97         48
  51   1.11      DESIGN USER INTERFACE                            35       5/19/97      7/8/97         5
  52   1.11.1    Prototype Screens                                5        5/19/97     5/23/97
  53   1.11.2    Preliminary Screen Review                        5        5/27/97      6/2/97         51

  54   1.11.3    Design Scripting                                 5         6/3/97      6/9/97         52
  55   1.11.4    Design Screens                                   5        6/10/97     6/16/97         53
  56   1.11.5    Design Dialogs                                   2         6/3/97      6/4/97         52
  57   1.11.6    Design Menus                                     3         6/5/97      6/9/97         55
  58   1.11.7    Document GUI Design                              5        6/24/97     6/30/97   54FS+5d,55,56
  59   1.11.8    GUI Design Review and Signoff                    5         7/1/97      7/8/97         57
  60   1.12      DESIGN PROGRAM UNITS                             20        6/3/97     6/30/97       29,30
  61   1.12.1    Design Monthly Calc                              5         6/3/97      6/9/97
  62   1.12.2    Design Comparison                                5         6/3/97      6/9/97
  63   1.12.3    Design Recommendation                            5         6/3/97      6/9/97
  64   1.12.4    Design On-line Help                              5         6/3/97      6/9/97
  65   1.12.5    Document Unit Design                             5        6/10/97     6/16/97    60,61,63,62
  66   1.12.6    Design Review and Sign Off                       5        6/24/97     6/30/97      64FS+5d
  67   1.13      COMPLETE DESIGN                                  0         7/8/97      7/8/97      45,50,59
--------------------------------------------------------------------------------------------------------------
DEVELOPMENT                                                                              ESTIMATE:   [        ]
--------------------------------------------------------------------------------------------------------------
  68   1.14      PREPARE USER                                     40       6/24/97     8/19/97
                 DOCUMENTATION
  69   1.14.1    Scope User Documentation                         5        6/24/97     6/30/97    64,40FS+10d
  70   1.14.2    Prepare Outlines                                 5         7/1/97      7/8/97         68
  71   1.14.3    Prepare User Guide                               5        7/30/97      8/5/97      69,75,76
  72   1.14.4    Prepare Administrator/Installation               5         8/6/97     8/12/97         70
                 Guide
  73   1.14.5    Prepare Training Material                        5         8/6/97     8/12/97         70
  74   1.14.6    Documentation Review & Signoff                   5        8/13/97     8/19/97      70,71,72
  75   1.15      DEVELOPMENT/PROGRAMMING                          25        7/1/97      8/5/97       23,24
  76   1.15.1    Develop User Interface                           15        7/9/97     7/29/97         50
  77   1.15.2    Develop Program Units                            15        7/1/97     7/22/97    45,28,64,35
  78   1.15.2.   Develop Monthly Calc                             15        7/1/97     7/22/97
       1
  79   1.15.2.   Develop Comparison                               15        7/1/97     7/22/97
       2
  80   1.15.2.   Develop Recommendation                           15        7/1/97     7/22/97
       2
  81   1.15.2.   Develop On-line Help                             15        7/1/97     7/22/97
       4
  82   1.15.3    Conduct Code Review                              1        7/30/97     7/30/97       75,76
  83   1.15.4    Unit Test                                        4        7/31/97      8/5/97         81
  84   1.16      COMPLETE                                         0         8/5/97      8/5/97         82
                 DEVELOPMENT/PROGRAM
                 MING
--------------------------------------------------------------------------------------------------------------
TESTING                                                                                ESTIMATE:   [         ]
--------------------------------------------------------------------------------------------------------------

  85   1.17      CGI INTEGRATION TEST                             9         8/6/97     8/18/97      74,8,43
  86   1.17.1    Preliminary Integration Test                     5         8/6/97     8/12/97
  87   1.17.2    Integration Test and Rework                      4        8/13/97     8/18/97         85
  88   1.18      DEMO INTEGRATED SYSTEM                           1        8/19/97     8/19/97         86
  89   1.19      TEST ENVIRONMENT PREP                            25       6/24/97     7/29/97      35FS+5d
                 (USW)
  90   1.19.1    Setup/Install Test HW/SW                         15       6/24/97     7/15/97
  91   1.19.2    Test Test HW/SW                                  10       7/16/97     7/29/97         89
  92   1.20      Handoff [   ] to Licensee (agreed                0        8/19/97     8/19/97       88,87
                 completion date)
--------------------------------------------------------------------------------------------------------------
SUPPORT                                                                               ESTIMATE:   [          ]
--------------------------------------------------------------------------------------------------------------
  93   1.21      USW SYSTEM TEST                                  30       8/20/97     10/1/97       84,87
  94   1.21.1    Support System Test                              10       8/20/97      9/3/97
  95   1.21.2    Support NT Compatibility Test                    10        9/4/97     9/17/97         93
  96   1.21.3    Support USW ORL Test                             10       9/18/97     10/1/97         94
  97   1.22      Deploy [                 ]                       0        10/1/97     10/1/97         92



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                                   EXHIBIT 4

                                  DELIVERABLES

The following [   ] deliverables will be provided by CGI to Licensee. Reference
Article 4 of the [   ] Proposal attached for related information on the Roles
and Responsibilities, U S WEST Dependencies and Assumptions associated with the Deliverables.

A copy of each of the deliverables provided below will be provided directly to Tom Butler of U S WEST IT's attention. The master copy will contain a letter to be mutually signed by the parties acknowledging delivery, receipt, and acceptance of the deliverables.

DELIVERABLES AT THE POINT OF HAND-OFF BY CGI PRIOR TO SYSTEM TESTING BY USW[ ]:

o User Guide: This document contains detailed instructions of actions required by CSRs to effectively utilize all system functions, to be provided in paper form and as on-line help, to be provided in both software and hardcopy format.

o  Source Code: Multiple releases of the [   ] source code will be provided to
   Licensee. Releases include the initial development release, integration-tested software, system- tested software, and final production software.

o  Knowledge Base: The knowledge base contains the business rules defined by
   Licensee for inclusion in the [   ] application. The knowledge base content
   will be reviewed by USW[ ] prior to its formal acceptance.

o Administrators Guide: providing instructions for System Administrators describing the installation, set-up and maintenance of the system, to be provided in both softcopy and hardcopy format.

With respect to the above final Deliverables, should CGI not receive the signed letter or a written list of items which are not in common compliance with the project specifications within twenty (20) business days after delivery, then the Deliverables shall be deemed accepted.

DELIVERABLES TO BE PROVIDED THROUGHOUT THE COURSE OF THE PROJECT:

o  Software Project Management Plan (SPMP): The SPMP provides a project
   management guide for successful execution of the [   ] project. It documents
   such elements as project goals, points of contact, schedule, resources, risks, constraints, and assumptions. The SPMP ensures that all project elements are considered initially and managed to successful completion, to be provided in both softcopy and hardcopy format.

o Architecture Document: This document describes the overall system architecture, which describes modular composition, high-level interfaces, hardware platform, and software platform, to be provided in both softcopy and hardcopy format.

o  Design Document: This document contains a detailed description of each [   ]



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   application module and their respective interfaces, to be provided in both softcopy and hardcopy format.

o Client and User Requirements Document: This document defines the set of requirements specified by the USW[ ] client representatives for functionality purposes and channel groups for usability purposes, to be provided in both softcopy and hardcopy format.

o Status Reports: Weekly status reports will be developed by CGI which describes project status, progress, issues, and plans.

o Training Materials: We will work with USW[ ] market units to determine what training materials, if any, need to be provided.



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